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EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Tetra Tech, Inc. (the "Company") on Form 10-K for the fiscal year ended October 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David W. King, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 30, 2004	/s/ DAVID W. KING David W. King Chief Financial Officer and Treasurer (Principal Financial Officer)

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  EXHIBIT 32.2